PBHG INSURANCE SERIES FUND, INC.


                     SUPPLEMENT DATED AS OF FEBRUARY 1, 2001
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                             DATED DECEMBER 29, 2000


At a special meeting of shareholders of each Portfolio of PBHG Insurance Series Fund, Inc. (together, the "Portfolios") held on January 25, 2001, shareholders of each Portfolio approved changes to its respective fundamental and non-fundamental investment policies. Effective on or about May 1, 2001, the following limitations will replace each Portfolio's fundamental investment restrictions that appear on page 15 of the Statement of Additional Information:

1. Each Portfolio, other than PBHG Select 20 Portfolio and PBHG Technology & Communications Portfolio, is a "diversified company" as defined in the Investment Company Act of 1940 (the "1940 Act"). This means that a Portfolio will not purchase the securities of any issuer, if as a result, the Portfolio would fail to be a diversified company within the meaning of the 1940 Act, as amended, and the rules and regulations promulgated thereunder, as such statute, rule and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission and any exemptive order or similar relief granted to a Portfolio (the "1940 Act Laws, Interpretations and Exemptions"). This restriction does not prevent a Portfolio from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

2. A Portfolio may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

3. A Portfolio may not underwrite the securities of other issuers. This restriction does not prevent a Portfolio from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Portfolio may be considered to be an underwriter under the Securities Act of 1933.

4. A Portfolio will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit a Portfolio's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations. In complying with this restriction, a Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security. This limitation does not apply to PBHG Technology & Communications Portfolio.

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5.   A  Portfolio  may not  purchase or sell real  estate  unless  acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Portfolio from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

6. A Portfolio may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Portfolio from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

7. A Portfolio may not make personal loans or loans of its assets to persons who control or are under common control with the Portfolio, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Portfolio from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker-dealers or institutional investors or investing in loans, including assignments and participation interests.

8. A Portfolio may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Portfolio.


Effective on or about May 1, 2001, the following limitations will replace each Portfolio's non-fundamental investment restrictions that appear on page 17 of the Statement of Additional Information:

1. A Portfolio may not invest more than 15% of its net assets in illiquid securities. This limitation does not include any Rule 144A restricted security that has been determined by, or pursuant to procedures established by, the Board of Directors, based on trading markets for such security, to be liquid.

2. In complying with the fundamental restriction regarding issuer diversification, a Portfolio will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. This limitation does not apply to PBHG Select 20 Portfolio and PBHG Technology & Communications Portfolio.

3. In complying with the fundamental restriction regarding borrowing money and issuing senior securities, a Portfolio may borrow money in an amount not exceeding 33 1/3 % of its total assets (including the amount borrowed) less liabilities (other than borrowings). A Portfolio may borrow from banks, broker-dealers or other investment companies and their series portfolios that have Pilgrim Baxter or an affiliate of Pilgrim Baxter as an investment advisor (a "Pilgrim Baxter Advised Portfolio"). A Portfolio may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. A portfolio may not purchase additional securities when borrowings exceed 5% of the Portfolio's total assets.

4. In complying with the fundamental restriction regarding industry concentration, a Portfolio may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry. For purposes of this limitation, supranational organizations are deemed to be issuers conducting their principal business activities in the same industry; state and municipal governments and their agencies and authorities are not deemed to be industries; utility companies will be divided according to their services (e.g., gas distribution, gas transmission, electric and telephone will each be considered a separate industry); and financial service companies will be classified according to the end users of their services (e.g. automobile finance, bank finance and diversified finance). This limitation does not apply to PBHG Technology & Communications Portfolio.

5. In complying with the fundamental restriction with regard to making loans, a Portfolio may lend up to 33 1/3 % of its total assets and may lend money to another Pilgrim Baxter Advised Portfolio, on such terms and conditions as the SEC may require in an exemptive order.

6. A Portfolio may not invest more than 15% of its total assets in restricted securities.

7. Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, a Portfolio may not invest all if its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Portfolio.

A Portfolio may (i) purchase securities of other investment companies as permitted by Section 12 (d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market Portfolios and lend money to other Pilgrim Baxter Advised Portfolio, subject to the terms and conditions of any exemptive orders issued by the SEC.

At the same meeting on January 25, 2001, shareholders also approved an Agreement and Plan of Reorganization that provides for the reorganization of the Company from a Maryland corporation to a Delaware business trust. This reorganization is expected to be effective on or about May 1, 2001. The following will replace the section entitled "Voting Rights" on page 33 of the Statement of Additional
Information:

Each share held entitles a shareholder to one vote for each dollar of net asset value of shares held by the shareholder. Shareholders of each Portfolio of the Trust will vote separately on matters relating solely to it, such as approval of advisory agreements and changes in fundamental policies, and matters affecting some but not all Portfolios will be voted on only by shareholders of the affected Portfolios. Shareholders of all Portfolios of the Trust will vote together in matters affecting the Trust generally, such as the election of Trustees or selection of accountants. The Trust is not required to hold annual meetings of shareholders but shareholder approval will be sought for certain changes in the operation of the Company and for the election of Trustees under certain circumstances. The Trust Agreement provides that the Trustees of the Trust shall hold office during the existence of the Trust, except as follows:
(a) any Trustee may resign or retire; (b) any Trustee may be removed by a vote of at least two-thirds of the outstanding shares of the Trust at a meeting, or at any time by written instrument signed by at least two-thirds of the Trustees and specifying when such removal becomes effective; (c) any Trustee who has become incapacitated and is unable to serve may be removed by a written instrument signed by a majority of the Trustees; or (d) any Trustee who has died shall be terminated upon the date of his death.

Under current law, a Participating Insurance Company is required to request voting instructions from VA Contract owners and VLI Policy owners and must vote all shares held in the separate account in proportion to the voting instructions received. For a more complete discussion of voting rights, refer to the Participating Insurance Company separate account prospectus.

Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private
for-profit   corporations;   however,   there  is  a  remote   possibility  that
shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Agreement and Declaration of Trust and the By-Laws (the "Governing Instruments") provide for indemnification out of the property of a Portfolio for all losses and expenses of any shareholder of such Portfolio held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Portfolio would be unable to meet its obligations and the complaining party was held not to be bound by the liability disclaimer.

The Governing Instruments provide indemnification for current and former trustees, officers, employees and agents of the Trust to the fullest extent permitted by Delaware law and other applicable law. Trustees of the Trust may be personally liable to the Trust and its shareholders by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of reckless disregard of their duties as trustees.